April 12, 2015 – To be reviewed together with accompanying audio presentation April 12, 2015 Acquisition of Orad Hi-Tec Systems, LTD

1 April 12, 2015 – To be reviewed together with accompanying audio presentation Safe Harbor The information provided in this presentation release includes forward-looking statements that involve risks and uncertainties. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include but are not limited to: statements about the expected timing and completion of the proposed transaction and financing; the anticipated benefits of the proposed transaction, including estimated synergies; the effects of the proposed transaction, including effects on future financial and operating results; the terms of the committed financing and extension or refinancing of the existing working capital loan; and other statements that are not historical facts. Among the risks and uncertainties that could cause actual results to differ from those described in forward-looking statements are the following: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the possibility that Orad’s shareholders may not approve the merger agreement; the risk that financing for the proposed transaction may not be obtained on anticipated terms or at all; the risk that we may not be able to refinance or extend our existing working capital loan on favorable terms or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that Avid may fail to realize the benefits expected from the proposed transaction; the risk that the integration of Orad into Avid may not progress as anticipated; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Avid’s common stock; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Avid and Orad to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers; and on their operating results and businesses generally. The risks included above are not exhaustive. Other factors that could adversely affect Avid’s business and prospects are described in the filings made by Avid with the SEC. Avid expressly disclaims any obligation or undertaking to update or revise any forward-looking statements whether as a result of new information, future events or otherwise

April 12, 2015 – To be reviewed together with accompanying audio presentation. 2  Increased community engagement  Improved return on investment  Greater market alignment The Avid Advantage Customer Association Transformational Pillars  Faster new product introduction  Improved cross selling  Participate in higher growth areas  Lower cost deployment  Scale to all segments  Improved service model and more efficient and targeted delivery  Increase revenue  Improve relationships

3 April 12, 2015 – To be reviewed together with accompanying audio presentation Financial Expression Avid Everywhere is designed to optimize the lifetime value of any participant in media ecosystem. We believe:  Common platform lowers development costs;  Anchor Products provide strong cross sale opportunities;  Is scalable up and down market through flexible pricing and deployment; and the  Connectivity Toolkit allows for cross sale of partner solutions Avid Everywhere: Our Vision for the Media Industry

4 April 12, 2015 – To be reviewed together with accompanying audio presentation Strategic Filter Approach to Evaluating M&A Opportunities  Achieve above-market synergies by consolidating all that is common onto the Platform  Accelerate revenue by cross-selling target’s solutions through the expanding footprint of the Platform  Expand deployment of the Platform and ability to cross-sell Avid products to new customers  Consolidate customer base in target markets and further position Avid as the lowest cost distributor of services to all segments that it serves  Contributes compelling adjacent market opportunities through differentiated technology and/or new, high-growth customer segments  Exploit cross-sell opportunities with new anchor products Leverages the Platform Provides New Distribution Adds a New Anchor for Growth

5 April 12, 2015 – To be reviewed together with accompanying audio presentation. Transaction Synopsis Studio Video Servers Broadcast Graphics Sports Asset Management 2014 Financials Revenue $40.5 million Annual Growth 27% Gross Margin 70% EBITDA $5.3 million Free Cash Flow $4.5 million Profile Founded 1993 Headquarters Kfar Saba, Israel Ownership Public (Frankfurt) Customers >600 Employees 240 Transaction Date Announced April 12, 2015 Purchase Price €5.67 Share Implied Ent. Val. Approx. $60 million Consideration Cash Expected Close June 2015

6 April 12, 2015 – To be reviewed together with accompanying audio presentation We believe the combination further distinguishes Avid as having the most comprehensive portfolio of market-leading solutions serving Broadcast and Media customers The Industry’s Most Complete Solution Set Broadcast and Media Product Categories Avid Orad Combined Non-Linear Editing and Processing   High-Performance Central Shared Storage   Production Asset Management   Asset Management and Workflow Orchestration   Newsroom Computer Systems   Newsroom Production Management Systems   Ingest and Playout Servers   Audio Workflow Solutions   Graphics   Virtual Studios   Sports Enhancement   Production and Replay Servers   Channel-in-a-Box   Cloud-Based Live Production   Represents a $1B market opportunity, which we believe Avid can now more effectively address

7 April 12, 2015 – To be reviewed together with accompanying audio presentation. Cross Sell and Distribution Opportunity Orad Revenue by Geography Note: As of December 31, 2014 EMEA 49% South America 23% Asia 16% North America 12%

8 April 12, 2015 – To be reviewed together with accompanying audio presentation Amount  $100 million Term Loan Use of Proceeds  Fund the Orad acquisition  Pay transaction related fees and expenses  Cash to balance sheet for general corporate purposes Security  Subject to customary exclusions, second priority lien behind ABL facility on receivables and inventory, first priority on remaining assets Maturity  5.0 years Interest At Avid’s option  LIBOR + 6.5% (1.00% LIBOR floor)  Reference rate plus 5.25% Original Issue Discount  1.0% of aggregate principal amount Prepayment Premium • 0-12 months: 2.00% • 12-24 months: 1.00% • 24 months - maturity: Par Amortization  0.25% per quarter, with remainder due at maturity Excess Cash Flow Sweep  Commencing at end of 2016, 50% of excess cash flow if the Company exceeds maximum allowable leverage, as defined Financial Covenants  Maximum leverage Closing Conditions • Final loan documentation and contemporaneous closing of acquisition • Closing of working capital loan of $60 million • Pro Forma leverage ratio met • No material adverse change to Avid • Customary representation and warranties • Other customary closing conditions Transaction Overview ($ in millions) Sources Amount Uses Amount ABL Revolver (A) $0.0 Purchase Price, Fees, Expenses $75.0 New Term Loan 100.0 Cash to Balance Sheet 25.0 Total $100.0 Total $100.0 Indicative Terms for Committed Term Loan Expected Sources and Uses Pro Forma Debt Capitalization Estimated 2015 pro forma net debt of approximately 1.0X EBITDA and 1.6X Operating Cash Flow Concurrent with the closing of the committed new $100 million Term Loan, the Company expects to amend and extend its $60 million asset based revolver

April 12, 2015 – To be reviewed together with accompanying audio presentation Appendix

Orad Product Overview

Broadcast Graphics


СЕЗОН 2013/14
49 РОМАН ШИШКИН
ЗАЩИТА
28 ИГОРЬ СМОЛЬНИКОВ

Authoring software, channel branding, weather stereographic solutions, engine framework, enterprise graphic suite, 3D character generation and social media management

Sports


19.0 m

Virtual advertisements, tracked-to-field graphics, slow motion replay servers and sports enhancements (specific applications for football and soccer)

Studio



Virtual studio, interactive graphics, high resolution video wall display, high end virtual studio, automated radio shows, augmented reality and production hub camera tracking

Asset Management



Asset management capability provides workflow support for graphics and video servers sold together as solutions

Video Servers



Channel-in-a-box solutions, shared storage tapeless workflows, slow motion replay servers and production servers

OrCast



Real-time high quality television production in the cloud (in development)

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